Exhibit 10.33



                             AMENDMENT NO. 5 TO THE
                       MASTER LOAN AND SECURITY AGREEMENT

            Amendment No. 5, dated as of June 29, 2001 (this "Amendment"), to the Master Loan and Security Agreement, dated as of June 21, 2000 (the "Existing Loan Agreement", as previously amended and as amended hereby, the "Loan Agreement"), among American Home Mortgage Corp. and Marina Mortgage Company, Inc. (each a "Borrower", collectively, the "Borrowers") and Morgan Stanley Dean Witter Mortgage Capital Inc. (the "Lender").

                                    RECITALS

            The Borrowers and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

            The Borrowers and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.

            Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

            SECTION 1.  Amendments.

            (a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "California Program Mortgage Loan" in its entirety and substituting in lieu thereof the following new definition:

            "California Program Mortgage Loan" shall mean an Agency Eligible Mortgage Loan that is in strict compliance with the eligibility requirements for swap or purchase under a program sponsored by the State of California or such other program as the Lender shall approve in its sole discretion as set forth in the applicable Agency Guide and/or Agency Program."

            (b) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Collateral Value" and substituting in lieu thereof the following new definition:

            "`Collateral Value' shall mean, with respect to each Eligible Mortgage Loan, the lesser of (a) the Applicable Collateral Percentage of the Market Value of such Mortgage loan, and (b) 100% of the outstanding principal balance of such Mortgage Loan; provided, that the following additional limitations shall apply:

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                  (i) The aggregate Collateral Value of all Alternate `A'
            Mortgage Loans included in the Borrowing base at any time shall not exceed 25% of the Maximum Credit at such time;

                  (ii) The aggregate Collateral value of all California Program
            Mortgage Loans included in the Borrowing Base at any time shall not exceed $20,000,000; and

                  (iii) Collateral value shall be deemed to be zero with respect to each Mortgage Loan:

                        (1) in respect of which there is a breach of a
                  representation and warranty set forth on Schedule 1 (assuming each representation and warranty is made as of the date Collateral value is determined),

                        (2) in respect of which there is a delinquency in the
                  payment of principal and/or interest which continues for a period in excess of 30 days (without regard to applicable grace periods),

                        (3) which remains pledged to the Lender hereunder later
                  than 180 days after the date on which it is first included in the Collateral,

                        (4) which has been released from the possession of the
                  Custodian under the Custodial Agreement for a period in excess of 18 days, or

                        (5) which exceeds the limitation on Collateral value set forth in (i) and (ii) above.

            (c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and substituting in lieu thereof the following new definition:

            "`Termination Date' shall mean June 21, 2002 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law."

            (d) Section 2.06(b) of the Existing Loan Agreement is hereby amended by inserting the phrase "via facsimile or electronic mail" immediately following the word "deliver" in the second sentence thereof.

            (e) Section 7.01 of the Existing Loan Agreement is hereby amended by
(i) relettering clauses "(a)", "(b)", "(c)" and "(d)" to "(b)", "(c)", "(d)" and "(e)" and (ii) inserting the following new clause (a):

            "(a) as soon as available, and in any event not later than 45 days after the end of each calendar month, the unaudited balance sheet of the Borrowers as at the end of such month and the related unaudited statement

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      of income of the Borrowers for such month and the portion of the fiscal year through the end of such month;"

            (f) Part I of Schedule 1 to the Existing Loan Agreement is hereby amended by deleting clause (o) in its entirety and substituting in lieu thereof the following new clause (o):

            "(o) LTV. No Mortgage loan (other than an Alternate `A' Mortgage Loan, Agency Eligible Mortgage Loan, California Program Mortgage Loan, Conduit Eligible Mortgage Loan or Jumbo Mortgage Loan) has an LTV greater than 80%. No Alternate `A' Mortgage Loan has an LTV greater than 90%. No Agency Eligible Mortgage Loan (other than California Program Mortgage Loans) has an LTV greater than 97%, no California Program Mortgage Loan has an LTV greater than 100% and no Conduit Eligible Mortgage Loan has an LTV greater than 90%; provided, that with respect to each Agency Eligible Mortgage Loan and each California Program Mortgage Loan with an LTV greater than 80% the excess over 80% is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%. With respect to each Jumbo Mortgage Loan with an LTV greater than 80%, the excess over 80% is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%."

            (g) Part I of Schedule 1 to the Existing Loan Agreement is hereby amended by deleting clause (qq) in its entirety and substituting in lieu thereof the following new clause (qq):

            "(qq) Withdrawn Mortgage Loans. If the Mortgage Loan has been released to any Borrower pursuant to a Request for Release as permitted under Section 5 of the Custodial Agreement, then the promissory note relating to the Mortgage Loan was returned to the Custodian within 18 days (or if such eighteenth day was not a Business Day, the next succeeding Business Day)."

            SECTION 2. Amendment Fee. The Borrowers shall pay, jointly and severally, to the Lender on or prior to the Amendment Effective Date (as defined below) an amendment fee in the amount of $112,500 (the "Amendment Fee"); such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account set forth in
Section 3.01(a) of the Loan Agreement.

            SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

            3.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

            (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each Borrower and the Lender;

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            (b) Legal Opinion. A legal opinion of counsel to the Borrowers in form and substance satisfactory to the Lender;

            (c) Organizational Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Borrower or a certificate of each Borrower certifying that there has been no change to any organizational document previously delivered to the Lender and certified copies of all resolutions authorizing the execution, delivery and performance of the Loan Documents by each Borrower;

            (d) Incumbency Certificates. A certificate of each Borrower, dated the date hereof, as to the incumbency and signature of the officers of such Borrower executing any Loan Document satisfactory in form and substance to the Lender;

            (e) Lien Searches. The results of a recent search of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Borrower, which results shall be satisfactory to the Lender; and

            (f) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

            3.2 No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (ii) no Default or Event of Default shall have occurred and be continuing on such date.

            SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Loan Agreement.

            SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) the Amendment to the Master Loan and Security Agreement, dated as of August 21, 2000, (iii) Amendment No. 2 to the Master Loan and Security Agreement, dated as of September 15, 2000, (iv) Amendment No. 3 to the Master Loan and Security Agreement, dated as of June 22, 2001, (v) Amendment No. 4 to the Master Loan and Security Agreement, dated as of June 26, 2001, (vi) the Note, (vii) the Custodial Agreement and (viii) the Parent Guarantee. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

            SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       BORROWER
                                       --------

                                       AMERICAN HOME MORTGAGE CORP.

                                       By: /s/ Richard Silver
                                          ----------------------------
                                          Name: Richard Silver
                                          Title: Senior Vice President


                                       MARINA MORTGAGE COMPANY, INC.

                                       By: /s/ Richard Silver
                                          ----------------------------
                                          Name: Richard Silver
                                          Title: Senior Vice President

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                                       LENDER
                                       ------

                                       MORGAN STANLEY DEAN WITTER
                                       MORTGAGE CAPITAL INC.

                                       By: /s/ Marc Flamino
                                          --------------------------
                                          Name: Marc Flamino
                                          Title: Vice President